CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                  EXHIBIT 10.118

                              TERMINATION AGREEMENT

        THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of December 31, 1999 (the "Effective Date"), by and between AXYS PHARMACEUTICALS, INC. ("AXYS"), a Delaware corporation, formerly known as Arris Pharmaceutical Corporation, having a place of business at 180 Kimball Way, South San Francisco, CA 94080, and BRISTOL-MYERS SQUIBB COMPANY ("BMS"), a Delaware corporation having a place of business at Route 206 and Province Line Road, Princeton, NJ 08543-4000. Axys and BMS may be referred to herein individually as a "Party" or, collectively, as the "Parties."

                                    RECITALS

        A. The Parties are parties to that certain Collaborative Research and License Agreement entered into by Arris Pharmaceutical Corporation and BMS dated October 24, 1997 (the "Collaboration Agreement"), and they now wish to terminate the Collaboration Agreement as provided in this Agreement.

        B. Concurrent with the execution of this Agreement, and in partial consideration for terminating the Collaboration Agreement pursuant to the terms of this Agreement and the surviving rights and obligations set forth under the Collaboration Agreement, BMS and Axys Advanced Technologies, Inc.(a subsidiary of Axys) are entering into a Combinatorial Chemistry Agreement (the "Combinatorial Chemistry Agreement").


NOW THEREFORE, the Parties agree as follows:

        1. DEFINITIONS. Any capitalized terms used in this Agreement not defined herein shall have the meanings as defined in the Collaboration Agreement.

        2. TERMINATION OF AGREEMENT. The Parties agree that Collaboration Agreement is hereby terminated, and that such termination shall be deemed to be a termination by BMS pursuant to the provisions of Section 10.3(i) of the Collaboration Agreement. All the consequences, rights and obligations of the Parties under the Collaboration Agreement based on a termination pursuant to the provisions of Section 10.3(i) of the Collaboration Agreement shall apply, except as otherwise provided in this Agreement. BMS is hereby deemed automatically to have granted to Axys as of the Effective Date all the rights that are to be granted to Axys under Sections 10.5(b) and 10.5(d) of the Collaboration Agreement.

        3. TERMINATION OF OBLIGATIONS. The Parties agree that any and all of the following obligations are deemed to have terminated and ceased as of [ * ]: (a) all the Parties' obligations to conduct any further Research work under the Collaboration Agreement; and (b) BMS's obligation to fund the Research pursuant to Section 2.5 of the Collaboration Agreement. Further,


                                       1.

the Parties agree that, notwithstanding the provisions of Sections 2.9 and 10.3(i) of the Collaboration Agreement, [ * ] shall have no obligation to [ * ], and any such obligations is hereby waived and terminated.

        4. MISCELLANEOUS PROVISIONS.

            (a) ASSIGNMENTS. Except as expressly provided herein, neither this Agreement nor any interest hereunder nor any surviving right or obligation under the Collaboration Agreement shall be assignable by a Party without the prior written consent of the other; provided, however, that a Party may assign this Agreement and any surviving rights and obligations under the Collaboration Agreement to any Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets in a manner such that the assignee shall be liable and responsible for the performance and observance of all such Party's duties and obligations hereunder and thereunder. This Agreement and any surviving rights and obligations under the Collaboration Agreement and the Collaboration Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this
Section 4(a) shall be void.

            (b) ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement, the surviving provisions of the Collaboration Agreement, and the Combinatorial Chemistry Agreement constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement, the surviving provisions of the Collaboration Agreement, and the Combinatorial Chemistry Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

            (c) APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, USA, applicable to contracts entered into and to be performed wholly within the State of New York, excluding conflict of laws principles.

            (d) WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement or the surviving provisions of the Collaboration Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement the surviving provisions of the Collaboration Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

            (e) COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

AXYS PHARMACEUTICALS, INC.                 BRISTOL-MYERS SQUIBB COMPANY

By:  /s/ John P. Walker                    By  /s/ William H. Koster, Ph.D.
    ---------------------------------         ----------------------------------
Name:   John P. Walker                     Name:  William H. Koster, Ph.D.
      -------------------------------           --------------------------------

Title:  Chairman                           Title: Senior Vice President, Applied
       ------------------------------             Discovery & Exploratory
                                                  Development
Date:   1/14/00                            Date:
      -------------------------------           --------------------------------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.